UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2019

EPHS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-55906	82-4383947
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

5490 Notre Dame Est, Montreal, Quebec, Canada H1N 2C4

(Address of principal executive offices and zip code)

(212) 321-0091

(Registrant’s telephone number including area code)

7694 Colony Palm Drive Boynton Beach, FL 33436

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 29, 2019, EPHS Holdings, Inc. (the “Company”) completed its corporate continuation process whereby the Company changed its corporate jurisdiction from the State of Nevada to the Province of British Columbia, Canada (the “Continuation”). The Continuation was approved by the Company’s stockholders at the Company’s annual and special meeting on October 17, 2019. The British Columbia Registrar issued a Certificate of Continuation approving the Continuation on October 29, 2019 at 11:25 AM Pacific Time (the “Effective Time”).

As a result of the Continuation, the Company is now governed by its Notice of Articles and Articles under the Business Corporations Act (British Columbia) (the “BCBCA”) rather than its previous Nevada Articles of Incorporation and bylaws.

Item 3.03

Material Modifications to Rights of Security Holders

Description of the Company’s Share Capital

Set forth below is a description of the Company’s share capital along with a summary of the Company’s Notice of Articles and Articles. Such summary of the Notice of Articles and Articles does not purport to be complete and is qualified in its entirety by reference to the BCBCA and the complete text of the Notice of Articles and Articles, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K.

Authorized Share Capital

The authorized share capital of the Company consists of an unlimited number of Company common shares, without par value. The rights and restrictions to which the Company common shares are subject is set out in the Company’s Articles.

Common Shares

Dividends

The holders of Company common shares will be entitled to dividends, if, as, and when declared by the board of directors of the Company, entitled to one vote per share at meetings of stockholders or the Company and, upon dissolution, entitled to share equally in such assets of the Company as are distributable to the holders of Company common shares and subject to the rights of the holders of preferred shares.

Director Election

Under the BCBCA, stockholders of a corporation must, by ordinary resolution at each annual meeting at which an election of directors is required, elect directors to hold office. An ordinary resolution means a resolution passed at a meeting of shareholders by a simple majority of the votes cast by shareholders voting shares that carry the right to vote at a meeting. Under the BCBCA, public companies such as our company must have at least three directors. The Articles of the Company provide that changes in the number of directors must be approved by ordinary resolution. However, the Articles of the Company also provide that the directors of the Company may appoint up to one-third of the number of the directors at the time of the appointments (other than directors appointed by this method). Any director so appointed ceases to hold office immediately before the next election or appointment of directors, but is eligible for re-election or re-appointment.

Removal of Directors

Under the BCBCA, a company may remove a director before the expiration of the director’s term of office by a special resolution. The special resolution means a resolution passed at a meeting of shareholders by at least 2/3 of the votes cast by stockholders voting shares that carry the right to vote at a meeting.

Personal Liability of Directors and Derivative Actions

The BCBCA entitles a shareholder, including a beneficial owner of a share of a corporation, or a director of a corporation and any person whom the court considers an appropriate person to make application, with the approval of the Supreme Court of British Columbia, and in the name of the corporation, to commence legal proceedings to enforce a right, duty or obligation owed to the corporation that could be enforced by the corporation itself or to obtain damages for any breach of a right, duty or obligation whether the right, duty or obligation arises under the BCBCA or otherwise. Derivative actions, therefore, may be brought by shareholders on behalf of a corporation against the corporation's directors for damages or to enforce rights or duties owed by the director to the corporation. With leave of the court, a complainant may, in the name of and on behalf of a corporation, defend a legal proceeding brought against the corporation. Under the BCBCA, there is no statutory limitation with respect to the monetary liability which may be imposed on directors.

Amendments to the Governing Documents

A BCBCA corporation may resolve to alter its articles:

•

by the type of resolution specified by the BCBCA;

•

if the BCBCA does not specify the type of resolution, by the type of resolution specified by the articles; or

•

if neither the BCBCA nor the articles specify the type of resolution, by a special resolution.

The special resolution means a resolution passed at a meeting of shareholders by at least 2/3 of the votes cast by shareholders voting shares that carry the right to vote at a meeting.

The Articles of the Company, subject to the BCBCA, provide that the Company may, by resolution of the directors:

•

create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

•

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

•

if the Company is authorized to issue shares of a class of shares with par value:

o

decrease the par value of those shares;

o

if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

o

subdivide all or any of its unissued, or fully paid issued, shares with par value into shares of smaller par value; or

o

consolidate all or any of its unissued, or fully paid issued, shares with par value into shares of larger par value;

•

subdivide all or any of its unissued, or fully paid issued, shares without par value;

•

consolidate all or any of its unissued, or fully paid issued, shares without par value;

•

subdivide all or any of its unissued, or fully paid issued, shares by way of a share dividend;

•

change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or all or any of its unissued shares without par value into shares with par value;

•

alter the identifying name of any of its shares; or

•

otherwise alter its shares or authorized share structure when required or permitted to do so by the BCBCA.

According to the Articles of the Company, the Company may by resolution of the directors alter its Notice of Articles in order to change its name or adopt or change any transaction of that name. Also, if the BCBCA does not specify the type of resolution and the Articles of the Company do not specify another type of resolution, the Company may by resolution of the directors alter the Articles.

A BCBCA corporation may, by the type of shareholders' resolution specified by the articles, or, if the articles do not specify the type of resolution, by a special resolution:

•

create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; and/or

•

vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

A right or special right attached to issued shares must not be prejudiced or interfered with under the BCBCA or under the memorandum, notice of articles or articles unless the shareholders holding the shares of the class or series of shares to which the right or special right is attached consent by a special separate resolution of those shareholders which, if passed at a meeting, requires the majority of the votes specified in the articles for a special separate resolution (or, failing which, a separate resolution) of that class or series. If the articles do not specify the majority required, then a majority of two-thirds of the votes cast is required. The special separate resolution is in addition to the resolution authorizing the alterations.

Shareholder Quorum and Voting Requirements

Under the BCBCA, the quorum for the transaction of business at a meeting of shareholders of a company may be established by the articles. The Articles of the Company provides that, generally, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 1/20 of the issued shares entitled to be voted at the meeting.

Except where the BCBCA or the articles require approval by a special resolution or unanimous resolution, a simple majority of the votes cast by shareholders voting shares that carry the right to vote at a meeting is required to approve any resolution properly brought before the stockholders.

Special Meeting of Shareholders

The BCBCA provides that a board of directors or the holders of 5% of the issued shares of a corporation with a right to vote can call or requisition a special meeting.

Votes Required for Extraordinary Transactions

Under the BCBCA, approvals of amalgamations (except amalgamations between a corporation and wholly owned subsidiaries), consolidations, and sales, leases, or exchanges of substantially all the property of a corporation, other than in the ordinary course of business of the corporation requires approval by the stockholders by a special resolution at a duly called meeting. The special resolution means a resolution passed at a meeting of shareholders by at least 2/3 of the votes cast by shareholders voting shares that carry the right to vote at a meeting.

Shareholder Action by Written Consent (In Lieu of a Meeting)

Under the BCBCA, any action required or permitted to be taken at a meeting of the stockholders by an ordinary resolution may be taken by a written resolution signed by a special majority of the stockholders entitled to vote on such resolution. The Articles of the Company provide that a special majority is two-thirds of the votes cast on the resolution. Any action required or permitted to be taken at a meeting of the stockholders by a special resolution may be taken by a written resolution signed by all the shareholders entitled to vote on such resolution.

Rights of Dissent and Appraisal

Under the BCBCA, in certain circumstances, a registered shareholder who disagrees with a proposed corporate action can require the company to purchase his or her shares for their fair value. The actions giving rise to a right of dissent are as follows:

•

an alteration in the articles of a company by altering the restrictions on the business carried on or to be carried on by the company, or in its powers;

•

various forms of corporation reorganizations, amalgamation, or arrangements (where permitted);

•

a proposed sale, lease or exchange of all or substantially all of the corporation's assets; or

•

in respect of any resolution or court order or arrangement permitting dissent.

Oppression Remedies

Under the BCBCA, a shareholder of a corporation has the right to apply to a court on the grounds that the corporation is acting or proposes to act in a way that is prejudicial to the shareholder. After the application is filed, the court may make any order as it sees fit, including an order to prohibit any act proposed by the corporation.

Inspection of Corporate Books and Records

Under the BCBCA, current shareholders of a corporation are entitled to inspect, without charge, all of the records the corporation is required to maintain under the BCBCA, except for minutes of directors' meetings and directors' consent resolutions (and those of committees of directors) and written dissents to resolutions of directors. However, shareholders have the right to inspect the portions of minutes of directors' meetings, or of directors' consent resolutions and other records that contain disclosures of conflicts of interest by directors and senior officers, and the right to inspect disclosures of certain financial assistance made by the corporation.

Item 8.01

Other Events.

The information included under the heading “Explanatory Note” above is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Notice of Articles of EPHS Holdings, Inc.

3.2	Articles of EPHS Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2019	EPHS HOLDINGS, INC.

	By:	/s/ Stevan Perry
	Name:	Stevan Perry
	Title:	President